SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2001

                                  COVANCE INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                         1-12213                     22-3265977
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

210 Carnegie Center, Princeton, New Jersey                            08540
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (609) 452-4440


                                       N/A
         (Former name or former address, if changed since last report.)

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Item 2.           Acquisition or Disposition of Assets

                  On February 14, 2000, Covance Inc. (Covance) announced that it had completed the sale of its pharmaceutical packaging services business to Fisher Scientific International Inc. (Fisher) in a cash transaction for $137.5 million, pursuant to an asset and stock purchase agreement dated December 21, 2000. The press release announcing the closing of the transaction is attached as
Exhibit 99.1, and the foregoing description is qualified by reference to the text of such press release.

Item 7.           Financial Statements and Exhibits.

                  (b)      Pro forma financial information.

                  Covance shall file pro forma financial information relating to the disposition by amendment to this Current Report not later than 60 days following the filing of this Current Report.

                  (c)      Exhibits.

                  99.1     Press Release issued by Covance Inc. on February 14,
                           2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COVANCE INC.


                                        /s/ William E. Klitgaard
Date:    February 14, 2001           -------------------------------------------
                                      Name: William E. Klitgaard
                                      Title:  Corporate Senior Vice President
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.           Description
--------        -----------

99.1.           Press Release issued by Covance Inc. on February 14, 2001